Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 26, 2025 (this “Amendment”), is made by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the “Borrower”), BRANDYWINE OPERATING PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), each Lender party hereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower and the Parent Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, that the Credit Agreement shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Credit Agreement Amendments.
    (A)    Amendment to the Definition of “Funds from Operations”. The definition of “Funds from Operations” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
    “Funds From Operations”, when used with respect to any Person, shall have the meaning given to such term in, and shall be calculated in accordance with, standards promulgated by the National Association of Real Estate Investment Trusts in effect from time to time; provided, that calculations of “Funds From Operations” hereunder for any period shall exclude all amounts that constitute deferred financing charges incurred by, or the cost of defeasance or extinguishment of outstanding indebtedness of, either Borrower in each case that result from the prepayment of the BDN Secured Facility and would otherwise be included in such calculation pursuant to the standards promulgated by the National Association of Real Estate Investment Trusts.
    (B)    New Definition of “BDN Secured Facility”. Section 1.1 of the Credit Agreement is hereby amended to include the following definition of “Secured Facility” in the appropriate alphabetical order:
255072767

“BDN Secured Facility” means a loan in the original principal amount of $245,000,000 made pursuant to that certain Loan Agreement, dated January 19, 2023, among seven indirect wholly-owned subsidiaries of the Borrower, as borrower, and Barclays Capital Real Estate Inc., Bank of America, N.A., Wells Fargo Bank, National Association and Citi Real Estate Funding Inc., as lenders.
    (C)    Amendment to Section 8.7. Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:
    BOP will not, directly or indirectly, declare or pay any dividends or make any other distribution upon any of its shares of beneficial interests or any shares of its capital stock of any class or with respect to any of its membership or partnership interests; provided that BOP may pay dividends or make distributions attributable to any period of four (4) consecutive fiscal quarters that ends (a) on any date that occurs after June 30, 2025 and on or prior to March 31, 2026, in an amount not to exceed, in the aggregate, the greater of (i) 100% of Funds From Operations attributable to such period or (ii) the minimum amount necessary for BRT to maintain its status as a REIT and (b) on April 1, 2026 or any date that occurs thereafter, in an amount not to exceed, in the aggregate, the greater of (i) 95% of Funds From Operations attributable to such period or (ii) the minimum amount necessary for BRT to maintain its status as a REIT. Neither the Borrowers nor their Subsidiaries will repurchase any capital stock or shares of beneficial interest (including the repurchase of stock or shares of beneficial interest that is retired, cancelled or terminated) or other ownership interests (including options, warrants and stock appreciation rights) if a Default or Event of Default exists or would occur after giving effect thereto.
2.Conditions of Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Credit Parties, Lenders constituting Required Lenders and the Administrative Agent.
3.Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a)  no Default or Event of Default under the Credit Agreement has occurred and is continuing, and (b) all representations and warranties made by any Credit Party in any Credit Document shall be true and correct in all material respects (or true and correct in all respects in the case of any representation or warranty qualified by materiality, Material Adverse Effect or other similar qualifier) at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date.
4.Limited Effect. Except as expressly amended and modified by this Amendment, the Credit Agreement and each of the other Credit Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Credit Agreement to the “Credit Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Credit Agreement” in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

5.Counterparts. Section 11.7 of the Credit Agreement is incorporated herein, mutatis mutandis, as if set forth herein in full.
6.Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.5 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing).
7.Miscellaneous. This Amendment is a Credit Document. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
8.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
9.GOVERNING LAW, ET. AL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  The provisions of clauses (b), (c) and (d) of Section 11.11, and Section 11.12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS:
    BRANDYWINE REALTY TRUST,
a Maryland real estate investment trust

By:
    Name:    Thomas E. Wirth
    Title:    Executive Vice President and CFO

BRANDYWINE OPERATING PARTNERSHIP,
L.P., a Delaware limited partnership

    By:    Brandywine Realty Trust, a Maryland
        real estate investment trust, its general
        partner

        By:
            Name:    Thomas E. Wirth
            Title:    Executive Vice President
                and CFO

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

LENDERS:
BANK OF AMERICA, N.A., as a Lender

By:
    Name:
    Title:

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

CITIBANK, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

TRUIST BANK, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

CITIZENS BANK N.A., as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

TD BANK, N.A., as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

M&T BANK, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

ASSOCAITED BANK, NATIONAL ASSOCIATION, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]

SYNOVUS BANK, as a Lender

By:
    Name:    [Type Signatory Name]
    Title:    [Type Signatory Title]

[Signature Page to First Amendment to Second A&R Brandywine Credit Agreement]